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FREMONT SMALL BUSINESS LOAN MASTER TRUST
FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

Series C, D and Subordinated Series 1995-1 Certificates and the Variable Funding Certificate

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SETTLEMENT PERIOD:  April 1997       PAYMENT DATE:   5/15/97

As of the Record Date:
Series C Invested Amount ....................................................     $135,000,000
Series C Pool Factor ........................................................    1.00000000000

Series D (Class A and B) Invested Amount ....................................     $109,260,000
Series D (Class A and B) Pool Factor ........................................    1.00000000000

Subordinated Series 1995-1 Invested Amount ..................................      $30,000,000
Subordinated Series 1995-1 Pool Factor ......................................    1.00000000000

Variable Funding Certificate (VFC) Invested Amount ..........................      $43,000,000

For the Settlement Period:                                                                            Per $1,000
                                                                                                      ----------

Gross Collections for the Settlement Period .................................     $258,785,998           $815.69
Defaulted Amount for the Settlement Period ..................................                0              0.00
Recoveries for the Settlement Period ........................................                0              0.00

Certificate/Fee Distributions on:  5/15/97

     Interest on the Series C Certificates ..................................      $678,093.75             $2.14
     Interest on the Series D - Class A Certificates ........................       509,562.50              1.61
     Interest on the Subordinated Series 1995-1 Certificates ................       165,937.50              0.52
     Interest on the Series D - Class B Certificates ........................        51,331.91              0.16
     Principal of the Series C Certificates .................................             0.00              0.00
     Principal of the Series D - Class A Certificates .......................             0.00              0.00
     Principal on the Subordinated Series 1995-1 Certificates ...............             0.00              0.00
     Principal of the Series D - Class B Certificates .......................             0.00              0.00
     Servicing Fee ..........................................................       565,512.19              1.78
                                                                                --------------         ---------
                         Total of distributions .............................    $1,970,437.85             $6.21
                                                                                ==============         =========

VFC activity for the April 1997 Settlement Period:

     Beginning principal of the Variable Funding Certificate ................   $44,000,000.00
     Principal from the Variable Funding Certificateholder ..................     7,000,000.00
     Principal to the Variable Funding Certificateholder ....................    (8,000,000.00)
                                                                                --------------
     Ending principal of the Variable Funding Certificate ...................   $43,000,000.00
                                                                                ==============

     Interest for the Settlement Period for the VFC .........................      $202,196.68             $0.64
     Liquidity Fees for the Settlement Period for the VFC ...................        17,885.40              0.06
                                                                                --------------         ---------
     Total VFC Interest and Liquidity Fees for the Settlement Period ........      $220,082.08             $0.70
                                                                                ==============         =========

As of the end of the April 1997 Settlement Period:
Subordinated Amounts:
    Series C Certificates ...................................................      $31,666,667
    Series D - Class A Certificates .........................................      $23,456,790
    Variable Funding Certificate  (VFC) .....................................      $10,086,420
Aggregate Subordinated Transferor Amount ....................................      $41,225,876

Cash Collateral Account balance .............................................               $0
Collection Account balance ..................................................       $2,037,000
Excess Funding Account balance ..............................................      $16,100,000

  -    Amounts per $1,000 are in relation to the aggregated Invested Amount (Series C and D, the VFC and Subordinated Series
       1995-1) as of the Record Date.
  -    Interest is for the Interest Accrual Period ending May 14th.
  -    The Series C Certificate Rate was 6.0275% for this Interest Accrual Period.
  -    The Series D - Class A Certificate Rate was 5.9175% for this Interest Accrual Period.
  -    The Subordinated Series 1995-1 Certificate Rate was 6.6375% for this Interest Accrual Period.
  -    The Series D - Class B Certificate Rate was 6.4375% for this Interest Accrual Period.
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